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                                                                   EXHIBIT 10.14

                                 AMENDMENT NO. 8
                         TO MASTER REPURCHASE AGREEMENT

                  Amendment No. 8, dated as of May 30, 2003 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") and UNITED FINANCIAL MORTGAGE CORP. (the "Seller").

                                    RECITALS

                  The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001, as amended by Amendment No. 1, dated as of August 28, 2002, Amendment No. 2, dated as of September 3, 2002, Amendment No. 3, dated as of September 26, 2002, Amendment No. 4, dated as of October 1, 2002, Amendment No. 5, dated as of December 2, 2002, Amendment No. 6 dated as of January 30, 2003 and Amendment No. 7, dated as of March 15, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                  The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

                  Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

                  1.1 Definitions.

                  (a) Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following defined terms:

                  "Increased Aggregate Purchase Price" shall mean TWENTY MILLION DOLLARS ($20,000,000).

                  "Increased Purchase Price Mortgage Loans" means a Mortgage Loan which is purchased with the proceeds of the Increased Aggregate Purchase Price. Any Repurchased Mortgage Loans shall first be attributed to the Standard Aggregate Purchase Price. Thereafter, any Mortgage Loans subject to a Transaction will first be attributed to the Standard Aggregate Purchase Price prior to any Mortgage Loans being attributed to the Increased Aggregate Purchase Price. To the extent that funds are no longer available under the Standard Aggregate Purchase Price, any further Mortgage Loans subject to a Transaction will be considered Increased Purchase Price Mortgage Loans. For purposes of this Agreement and subject to the second sentence of this definition, Mortgage Loans will be allocated first to the Standard Aggregate Purchase Price based on the date on which such Mortgage Loan becomes subject to this Agreement, commencing from the earliest date to the most recent date.

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                  "Standard Aggregate Purchase Price" means EIGHTY MILLION
DOLLARS ($80,000,000)."

                  (b) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Market Value" in its entirety and replacing it with the following:

                  "Market Value" means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing retained fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion. Without limiting the generality of the foregoing, Seller acknowledges that the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

                           (i) a breach of a representation, warranty or covenant made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

                           (ii)     such Purchased Mortgage Loan is more than
                  (a) twenty nine (29) days past due, other than a Non-Performing Mortgage Loan or (b) one hundred eighty (180) days past due or foreclosed upon or otherwise liquidated for Non-Performing Mortgage Loans;

                           (iii) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten
                  (10) calendar days;

                           (iv) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

                           (v) such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater than (a) 60 days for all Mortgage Loans other than Aged Loans
                  (b) 90 days with respect to each Ninety Day Aged Loan or (c) 180 days with respect to each One Hundred Eighty Day Aged Loan;

                           (vi)     such Purchased Mortgage Loan is a
                  Repurchased Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than 180 days;

                           (vii) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Wet-Ink Documents have not been delivered to the Custodian on or prior to the seventh Business Day after the related Purchase Date;

                           (viii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the sum of the Purchase Price of all (A) Non-Performing Mortgage Loans and (B) Repurchased Mortgage Loans that are, in either case, Purchased Mortgage Loans exceeds $2,000,000;

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                           (ix)     when the Purchase Price for such Purchased
                  Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Ninety Day Aged Loans that are Purchased Mortgage Loans exceeds $5 million;

                           (x) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all One Hundred Eighty Day Aged Loans that are Purchased Mortgage Loans exceeds $500,000;

                           (xi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Second Lien Mortgage Loans that are Purchased Mortgage Loans exceeds $2.5 million;

                           (xii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Alt A Mortgage Loans that are Purchased Mortgage Loans exceeds $20 million;

                           (xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $2.5 million;

                           (xiv) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds 30% of the Maximum Aggregate Purchase Price.

                  (c) Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language:

                  ""Maximum Aggregate Purchase Price" means the sum of the Increased Purchase Price and the Standard Aggregate Purchase Price, which sum equals ONE HUNDRED MILLION DOLLARS ($100,000,000). All funds made available by Buyer to Seller under this Agreement will first be attributed to the Standard Aggregate Purchase Price."

                  (d) The definition of "Purchase Price" is hereby amended by deleting it in its entirety and replacing it with the following:

                  "Purchase Price" means, on the Purchase Date:

                  (i) in the case of Purchased Mortgage Loans (other than Non-Performing Mortgage Loans, One Hundred Eighty Day Aged Loans, Repurchased Mortgage Loans or Increased Purchase Price Mortgage Loans), the price at which each Purchased Mortgage Loan is transferred by Seller to Buyer, which shall not exceed the lesser of (A) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule and Exception Report and

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(B) (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage; or

                  (ii) in the case of Purchased Mortgage Loans which are Non-Performing Mortgage Loans or One Hundred Eighty Day Aged Loans (other than Repurchased Mortgage Loans or Increased Purchase Price Mortgage Loans), the lesser of (1) the product of (A)(x) for the first 30 days in which the Purchased Mortgage Loan is subject to a Transaction or held by the Custodian for the benefit of the Buyer, 70% of the outstanding principal balance thereof as set forth in the related Mortgage Loan Schedule; and (y) thereafter, 70% minus an additional 10% for each 30-day period following the 30th day in which the Purchased Mortgage Loan is subject to a Transaction or held by the Custodian for the benefit of the Buyer multiplied by (B) the outstanding principal balance thereof as set forth in the related Mortgage Loan Schedule and (2) the Market Value of such Mortgage Loan multiplied by the applicable Purchase Price Percentage for such Mortgage Loan; or

                  (iii) in the case of Purchased Mortgage Loans which are Repurchased Mortgage Loans, the lesser of (1) 90% of the value reflected in the most recent BPO, (2) the outstanding principal balance thereof as set forth in the related Mortgage Loan Schedule multiplied by the applicable Purchase Price Percentage or (3) 90% of the Market Value of such Mortgage Loan; or

                  (iv) in the case of Purchased Mortgage Loans which are Increased Purchase Price Mortgage Loans (other than Repurchased Mortgage Loans), the applicable Purchase Price Percentage multiplied by the lesser of (A) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule and Exception Report and (B) the Market Value of such Purchased Mortgage Loan; or

                  (v) thereafter, except where Buyer and Seller agree otherwise, the amount determined under the preceding clauses (i), (ii), (iii) or (iv) decreased by the amount of any cash transferred by Seller to Buyer pursuant to
Section 4(c) hereof or applied to reduce Seller's obligations under clause (ii) of Section 4(b) hereof.

                  (e) By deleting the definition of "Purchase Price Percentage" in its entirety and replacing it with the following:

                  "Purchase Price Percentage" means, with respect to each Mortgage Loan, the following percentage, as applicable:

                  (i) With respect to each Mortgage Loan which is an Increased Purchased Price Mortgage Loan, 92% (other than Repurchased Mortgage Loans); and

                  (ii) With respect to each Mortgage Loan (other than Increased Purchase Price Mortgage Loans), the following percentage, as applicable:

                  (a) 75% with respect to Transactions the subject of which are Repurchased Mortgage Loans;

                  (b) 95% with respect to Purchased Mortgage Loans that are Non-Performing Mortgage Loans (other than Repurchased Mortgage Loans);

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                  (c) 95% with respect to Purchased Mortgage Loans that are One
         Hundred Eighty Day Aged Loans (other than Repurchased Mortgage Loans);

                  (d) 95% with respect to Purchased Mortgage Loans that are Second Lien Mortgage Loans (other than Non-Performing Mortgage Loans, One Hundred Eighty Day Aged Loans or Repurchased Mortgage Loans);

                  (e) 96% with respect to Purchased Mortgage Loans that are Sub-Prime Mortgage Loans (other than Repurchased Mortgage Loans, One Hundred Eighty Day Aged Loans or Non-Performing Mortgage Loans);

                  (f) 98% with respect to Purchased Mortgage Loans that are Alt A Mortgage Loans (other than Non-Performing Mortgage Loans, One Hundred Eighty Day Aged Loans or Repurchased Mortgage Loans);

                  (g) 98% with respect to Purchased Mortgage Loans that are Jumbo Mortgage Loans (other than Non-Performing Mortgage Loans, One Hundred Eighty Day Aged Loans or Repurchased Mortgage Loans); or

                  98% with respect to Transactions the subject of which are first lien Conforming Mortgage Loans (other than Non-Performing Mortgage Loans, One Hundred Eighty Day Aged Loans or Repurchased Mortgage Loans).

                  SECTION 2. Conditions Precedent. This Amendment shall become effective on May 30, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                  (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller;

                  (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                  SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

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                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                   CREDIT SUISSE FIRST BOSTON
                                         MORTGAGE CAPITAL LLC,
                                         AS BUYER

                                         By: /s/ Jeff Detwiler
                                             -----------------------------------
                                             Name: Jeff Detwiler
                                             Title: Vice President

Seller:                                  UNITED FINANCIAL MORTGAGE CORP.,
                                         AS SELLER

                                         By: /s/ Steve Khoshabe
                                             -----------------------------------
                                             Name: Steve Khoshabe
                                             Title: President and Chief
                                                    Executive Officer